UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

ICONIX BRAND GROUP, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Iconix Brand Group Announces Cooperation Agreement with Sports Direct International

Iconix to Appoint Justin Barnes to the Board

Sports Direct Agrees to Support All Iconix Nominees at 2018 Annual Meeting

NEW YORK and SHIREBROOK, England – July 26, 2018 – Iconix Brand Group, Inc. (Nasdaq: ICON) (“Iconix” or the “Company”) today announced that it has entered into a cooperation agreement with Sports Direct International plc (LON: SPD) (“Sports Direct”), pursuant to which Sports Direct has the right to appoint two members of the Company’s Board of Directors (the “Board”). Justin Barnes, of IBSL Consultancy Limited, has been appointed to the Board with immediate effect. Additionally, James Marcum, a current member of the Board, shall continue to serve on the Board as a Sports Direct designee. Messrs. Barnes and Marcum will each serve a term expiring at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), and will be nominated by the Company on its slate of nominees for election as directors at the 2018 Annual Meeting. As part of the cooperation agreement, Sports Direct has withdrawn its previously announced nomination notice of individuals for election as directors at the 2018 Annual Meeting. Additionally, as part of the cooperation agreement, the size of the Board will be no greater than seven (7) members following the completion of the 2018 Annual Meeting.

“We are pleased to have reached this agreement with Sports Direct, which is in the best interests of the Company and all of our stockholders,” said Peter Cuneo, Executive Chairman of the Board and Interim CEO. “We look forward to working closely with Justin, and to continuing our positive relationship with Jim, as we continue the process to identify a permanent CEO and take the steps necessary to position Iconix for growth and stockholder value creation.”

As part of the cooperation agreement, the Company will nominate Messrs. Barnes and Marcum, Peter Cuneo, Drew Cohen, Mark Friedman and Sue Gove for election as directors at the 2018 Annual Meeting. Additional information about the Company’s director nominees will be included in its proxy materials that will be mailed to all of the Company’s stockholders ahead of the 2018 Annual Meeting. Given today’s announcement, the Board will not hold its 2018 Annual Meeting on August 2, 2018 as previously disclosed. The Board will announce the date of the 2018 Annual Meeting, which will be held no later than October 1, 2018, as soon as practicable.

Pursuant to the cooperation agreement, Sports Direct has agreed to vote all of its shares in favor of the above slate of director nominees at the 2018 Annual Meeting and has agreed to certain other customary standstill and voting commitments. Additionally, the Company has established an ad hoc Steering Committee to conduct an operational review of the Company’s business. The initial members of the Steering Committee will be Messrs. Barnes, Marcum, Cuneo and Friedman, Ms. Gove and the Company’s permanent Chief Executive Officer (once identified and appointed). The complete cooperation agreement between Iconix and Sports Direct will be filed by the Company with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

About Justin Barnes

Justin Barnes, 53, of IBSL Consultancy Limited, previously served as Head of Brands at Sports Direct and has worked with Sports Direct as a consultant for a number of years. Mr. Barnes is also a chartered trade mark attorney and has significant experience in the field of intellectual property law. Mr. Barnes has a broad range of operational experience in brand management, licensing and retail.

About Iconix Brand Group, Inc.

Iconix Brand Group, Inc. owns, licenses and markets a portfolio of consumer brands including: CANDIE’S ®, BONGO ®, JOE BOXER ®, RAMPAGE ®, MUDD ®, MOSSIMO ®, LONDON FOG ®, OCEAN PACIFIC ®, DANSKIN ®, ROCAWEAR ®, CANNON ®, ROYAL VELVET ®, FIELDCREST ®, CHARISMA ®, STARTER ®, WAVERLY ®, ZOO YORK ®, UMBRO ®, LEE COOPER ®, ECKO UNLTD. ®, MARC ECKO ®, ARTFUL DODGER ®, and HYDRAULIC®. In addition, Iconix owns interests in the MATERIAL GIRL ®, ED HARDY ®, TRUTH OR DARE ®, MODERN AMUSEMENT ®, BUFFALO ® and PONY ® brands. The Company licenses its brands to a network of retailers and manufacturers. Through its in-house business development, merchandising, advertising and public relations departments, Iconix manages its brands to drive greater consumer awareness and equity.

About Sports Direct International plc

Sports Direct is the UK’s largest sporting goods retailer by revenue, operating over 750 stores across the UK, continental Europe and Asia. Additionally, Sports Direct operates Premium Lifestyle and Brands divisions and owns a portfolio of over 30 globally recognized brands, including Slazenger, Everlast, Lonsdale, Karrimor, No Fear and Kangol.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include projections regarding the Company’s beliefs and expectations about future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek” and similar terms or phrases. These statements are based on the Company’s beliefs and assumptions, which in turn are based on information available as of the date of this press release. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the Company’s licensees to maintain their license agreements or to produce and market products bearing the Company’s brand names, the Company’s ability to retain and negotiate favorable licenses, the Company’s ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the SEC. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2018 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2018 Annual Meeting (the “2018 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2018 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the Company’s outstanding shares of common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2018 Proxy Statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2017 annual meeting of stockholders (the “2017 Proxy Statement”), filed with the SEC on September 29, 2017, and the Company’s Form 10-K/A, filed with the SEC on April 30, 2018 (the “Form 10-K/A”). To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2017 Proxy Statement or the Form 10-K/A, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2018 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2018 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.iconixbrand.com/investors/sec-filings/). In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Morrow Sodali LLC at 203-658-9400 or toll-free at 800-662-5200.

Contacts:

For Iconix:

Investor Contact:

David K. Jones

Executive Vice President and Chief Financial Officer

Iconix Brand Group, Inc.

djones@iconixbrand.com

212-730-0030

Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

Jamie Moser / Jed Repko / Mahmoud Siddig

212-355-4449

For Sports Direct:

Media Contact:

US:
Sloane & Company
Dan Zacchei / Joe Germani, 212-486-9500
dzacchei@sloanepr.com / jgermani@sloanepr.com

or

UK:
KBA PR
Keith Bishop, +44 (0) 207 734 9995
sd@kbapr.com